Phoenix Investment Partners

                             ANNUAL REPORT

                                            DECEMBER 31, 2001

                   OAKHURST            Phoenix-Oakhurst
                                       Strategic Allocation
                                       Fund


(LOGO)
PHOENIX
INVESTMENT PARTNERS
A MEMBER OF THE PHOENIX COMPANIES,INC.
[GRAPHIC OMITTED]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

     We are pleased to provide this annual report for Phoenix-Oakhurst Strategic Allocation Fund for the 12 months ended December 31, 2001. On the following pages, the Fund's portfolio management team reviews the events of the last year that affected performance and provides an overview of their investment strategy. We believe you will find their comments informative.

     The need for diversification has never been more obvious than over the course of the last two years. As a firm, Phoenix Investment Partners has always encouraged investors to use a variety of styles and strategies to mitigate the pain associated with volatile markets. A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

     We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals.

     If you have any questions, please contact your financial advisor or a Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information, go to www.phoenixinvestments.com. Select INDIVIDUAL INVESTORS to enter the "Investor Center" where you can also access your account online, make purchases and exchanges, view your account history and most recent quarterly statement, order duplicate statements, print customer service forms and order literature.

Sincerely,

/S/ Philip R. McLoughlin


Philip R. McLoughlin

DECEMBER 31, 2001

[PHOTO OMITTED]


        ----------------------------------------------------------------
          Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a
          bank;  and  are  subject  to  investment  risks,   including
          possible loss of the principal invested.
        ----------------------------------------------------------------

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Oakhurst Strategic Allocation Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE EQUITY MARKETS OVER THE LAST 12
MONTHS?

A: From December 31, 2000 to December 31, 2001, the market represented by the large-cap S&P 500 Index(1) returned a total of -11.87%. It has indeed been a difficult period for equity investors. Late 2000, it became clear that information technology spending was slowing down due to a dramatic buildup of capacity and eroding end-market demand. Stocks had been falling as we entered 2001; however, the slowing economy prompted the Fed to embark on a period of significant easing starting in early January. Stocks rallied initially. But as investors realized the severity of the economic slowdown during the first quarter of 2001, stocks sold off again. The market made a brief rally in April and May, but sold off quickly as evidence of recovery didn't emerge in the later part of the second quarter. The tragic events of September 11th shocked the world and further weakened a fragile economy. Stocks fell precipitously when the market reopened on September 17th.

     It has been a very painful year for equity investors, marked by downward spirals and seesaw changes. During the last quarter of 2001, the market made a dramatic rally off the lows of late September. The S&P 500 rose 10.69% during this time. Investors are betting that economic recovery may be delayed, but not derailed. We agree with this assessment. As evidence of recovery emerges in 2002, we believe market will climb higher.

     During periods of economic difficulty, it is understandable that market leaders are those engaged in businesses not severely effected by cyclical weakness. Consumer staple and health-care issues have been the best performers during this 12-month period. On the other hand, stocks of technology, consumer services and telecommunication companies have performed poorly.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: The Phoenix-Oakhurst Strategic Allocation Fund Class A shares returned 1.52% and Class B shares returned 0.78% for the year ended December 31, 2001, very favorable when compared with a return of -3.70% for a benchmark index(2) and an average return of -6.41% for a universe of 249 mutual funds with a similar investment objective, according to Lipper, Inc. The equity portion had a return of -1.74% for the one year, ahead of the S&P 500 return by more than 1,000 basis points. The bond portion of the portfolio returned 9.15% compared with a return of 8.44% for the Lehman Aggregate Bond Index for the one-year period.(3) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(2) THE BENCHMARK INDEX IS MADE UP OF 60% OF THE S&P 500 INDEX AND 40% OF THE LEHMAN BROTHERS AGGREGATE INDEX. THE LEHMAN BROTHERS AGGREGATE INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF BROAD BOND MARKET TOTAL RETURN PERFORMANCE.
    THE INDICES ARE NOT AVAILABLE FOR DIRECT INVESTMENT.
(3) THESE RETURNS DO NOT REFLECT ANY FUND EXPENSES OR CHARGES AND ARE NOT SHARE CLASS SPECIFIC.

     The equity portion of the Phoenix-Oakhurst Strategic Allocation Fund performed quite well during the past 12 months. With good diversification and stock picking, returns were ahead of the S&P 500 all year. We were overweighted in health-care stocks throughout the year. We were underweighted in cyclical issues during the first quarter of the year, but have increased our weighting throughout the year by trading off consumer staples and energy issues. We believe cyclical stocks will benefit the most as the economy rebounds.

     The bond portion of the Fund also performed very well during this period, with higher yielding sectors being among the best performers in the market. We have maintained our strategy of investing in sectors with the best relative values, and while this hurt performance last year, it has benefited results this year. Some of the best contributors to performance were our holdings in the cable and telecommunications industries.

Q: HAVE ANY CHANGES TO THE FUND'S ASSET ALLOCATION BEEN MADE?

A: No. As part of our investment philosophy, we do not believe in trying to time the market. Our mandate is to remain approximately 60% invested in equities and 40% in bonds. On the fixed-income side, we maintain a duration equal to our benchmark index.

Q: WHAT IS YOUR OUTLOOK?

A: We are positive on stocks at current levels, especially in the near to intermediate term. Low bond yields and low inflation rates support present stock valuations. As the economy recovers during the second half of 2002, earnings are poised to rebound significantly off depressed levels. We believe stock valuations will be maintained going into next year, and stocks will move higher with earnings recovery.

     We also believe the outlook for the fixed-income markets is very favorable for the long term. Real yields remain attractive by historical standards, and all spread sectors now offer excellent value relative to long-term averages. Our current focus is on Europe to take advantage of inefficiencies we are finding there and using currency hedges to pick up incremental yield.

                                                                 JANUARY 9, 2002

Phoenix-Oakhurst Strategic Allocation Fund

  AVERAGE ANNUAL TOTAL RETURNS(1)                                                                  PERIOD ENDING 12/31/01

                                                                                            INCEPTION    INCEPTION
                                                          1 YEAR     5 YEARS    10 YEARS   TO 12/31/01     DATE
                                                         --------   ---------  ----------  -----------  -----------
        Class A Shares at NAV(2)                           1.52 %     10.26%      9.59%         --             --
        Class A Shares at POP(3)                          (4.32)       8.97       8.94          --             --

        Class B Shares at NAV(2)                           0.78        9.44         --        10.01%      10/24/94
        Class B Shares with CDSC(4)                       (3.19)       9.44         --        10.01       10/24/94

        Balanced Benchmark (new)(6)                       (3.70)       9.84      10.90        12.71       10/31/94

        S&P 500 Index(7)                                 (11.87)      10.73      12.97        15.55       10/31/94

        Lehman Brothers Aggregate Bond Index(8)            8.44        7.43       7.23         8.24       10/31/94

        Balanced Benchmark (old)(9)                       (3.09)       9.44      10.36        12.05       10/31/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.
(6) The Balanced Benchmark (new) is a composite index made up of 60% of the S&P 500 Index return and 40% of the Lehman Brothers Aggregate Bond Index return. This benchmark was changed from prior year to more accurately reflect the allocation of the Fund. The Index's performance does not reflect sales charge.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance and is provided for general comparative purpose. The Index's performance does not reflect sales charges.
(8) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance and is provided for general comparative purpose. The index's performance does not reflect sales charges.
(9) The Balanced Benchmark (old) is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
    All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  GROWTH OF $10,000                                       PERIODS ENDING 12/31


                                 [GRAPH OMITTED]
                 DATA POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:

            Phoenix-
            Oakhurst
            Strategic                                     Lehman
            Allocation       Balanced                    Brothers     Balanced
            Fund Class       Benchmark     S&P 500       Aggregate    Benchmark
               A(5)           (New)(6)     Index(7)    Bond Index(8)   (Old)(9)
12/31/91    $ 9,425.00      $10,000.00    $10,000.00    $10,000.00    $10,000.00
12/31/92     10,398.00       10,723.40     10,769.00     10,740.00     10,762.70
12/31/93     11,489.00       11,714.90     11,846.00     11,787.00     11,832.70
12/30/94     11,229.00       11,737.40     12,003.00     11,444.00     11,794.30
12/29/95     13,277.00       14,933.30     16,505.00     13,558.00     15,288.10
12/31/96     14,443.00       17,073.90     20,342.00     14,050.00     17,602.20
12/31/97     17,430.00       20,821.90     27,131.00     15,407.00     21,760.00
12/31/98     20,983.00       24,917.00     34,932.00     16,745.00     26,348.30
12/31/99     23,286.00       27,795.40     42,315.00     16,607.00     29,523.00
12/31/00     23,190.00       27,656.60     38,428.00     18,538.00     29,221.90
12/31/01     23,542.00       26,800.80     33,865.00     20,103.00     28,139.40

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performnace assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


                               [PIE CHART OMITTED]
                              DATA POINTS FOR EDGAR
                                 PURPOSES ARE AS
                                    FOLLOWS:

SECTOR WEIGHTINGS             12/31/01

As a percentage of equity holdings

Technology                       22.0%
Financials                       22.0%
Consumer Staples                 14.0%
Capital Goods                    12.0%
Health Care                      11.0%
Consumer Cyclicals                8.0%
Energy                            5.0%
Other                             6.0%

Phoenix-Oakhurst Strategic Allocation Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. Microsoft Corp.                                 2.6%
    DEVELOPER OF SOFTWARE FOR MICROCOMPUTERS
 2. Tyco International Ltd.                         2.5%
    DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
 3. General Electric Co.                            2.5%
    CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
 4. Citigroup, Inc.                                 2.4%
    DIVERSIFIED FINANCIAL SERVICES COMPANY
 5. American International Group, Inc.              1.8%
    INTERNATIONAL INSURANCE HOLDING COMPANY

 6. PepsiCo., Inc.                                  1.7%
    SOFT DRINK AND SNACK FOOD DISTRIBUTOR
 7. Bank of America Corp.                           1.7%
    COMMERCIAL BANK BASED IN NORTH CAROLINA
 8. McKeeson Corp.                                  1.7%
    DISTRIBUTOR OF DRUGS AND TOILETRIES
 9. Pfizer, Inc.                                    1.6%
    HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
10. International Business Machines Corp.           1.4%
    MANUFACTURES AND DISTRIBUTES BUSINESS MACHINES

                        INVESTMENTS AT DECEMBER 31, 2001

                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)        VALUE
                                          -----------  -----     ------------
U.S. GOVERNMENT SECURITIES--7.3%

U.S. TREASURY BONDS--3.7%
U.S. Treasury Bonds 6.125%, 8/15/29 .....     AAA     $7,000     $  7,429,296
U.S. Treasury Bonds 6.25%, 5/15/30 ......     AAA      1,000        1,083,242
U.S. Treasury Bonds 5.375%, 2/15/31 .....     AAA      1,000          985,938
                                                                 ------------
                                                                    9,498,476
                                                                 ------------

U.S. TREASURY NOTES--3.6%
U.S. Treasury Notes 2.75%, 10/31/03 .....     AAA      2,415        2,409,813
U.S. Treasury Notes 4.75%, 2/15/04 ......     AAA        700          722,750
U.S. Treasury Notes 4.625%, 5/15/06 .....     AAA      3,200        3,244,624
U.S. Treasury Notes 3.50%, 11/15/06 .....     AAA        525          506,092
U.S. Treasury Notes 5.625%, 5/15/08 .....     AAA      1,100        1,153,023
U.S. Treasury Notes 6%, 8/15/09 .........     AAA        150          159,908
U.S. Treasury Notes 5.875%, 8/15/10 .....     AAA        180          188,958
U.S. Treasury Notes 5%, 2/15/11 .........     AAA        215          214,345
U.S. Treasury Notes 5%, 8/15/11 .........     AAA        365          364,087
                                                                 ------------
                                                                    8,963,600
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $18,075,289)                                      18,462,076
-----------------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--0.2%
GNMA 6.50%, 6/15/28 .....................     AAA        392          394,637
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $391,782)                                            394,637
-----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)        VALUE
                                          -----------  -----     ------------
AGENCY NON-MORTGAGE-BACKED
SECURITIES--1.4%
Fannie Mae 4.375%, 10/15/06 .............     AAA     $1,000     $    979,090
Fannie Mae 6.625%, 9/15/09 ..............     AAA      2,390        2,552,955
-----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $3,364,693)                                        3,532,045
-----------------------------------------------------------------------------

MUNICIPAL BONDS--4.7%

CALIFORNIA--1.2%
Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14 ..................     AAA        450          489,740

Long Beach Pension Obligation Taxable
6.87%, 9/1/06 ...........................     AAA        905          962,549

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08 ...........     AAA        455          483,970

Ventura County Pension Obligation Taxable
6.54%, 11/1/05 ..........................     AAA      1,100        1,169,619
                                                                 ------------
                                                                    3,105,878
                                                                 ------------

FLORIDA--2.5%
Miami Beach Special Obligation Revenue
Taxable 8.60%, 9/1/21 ...................     AAA      3,600        3,922,452

Tampa Solid Waste System Revenue
Taxable Series A 6.23%, 10/1/05 .........     AAA      1,800        1,861,488


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)        VALUE
                                          -----------  -----     ------------

FLORIDA--CONTINUED
University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(e) .......     AAA       $595     $    615,438
                                                                 ------------
                                                                    6,399,378
                                                                 ------------

NEW YORK--0.5%
New York State Dormitory Authority
Pension Obligation Revenue Taxable
6.90%, 4/1/03 ...........................     AA-        600          619,566

New York State Environmental Facilities
Corp. 6.70%, 3/15/08 ....................     AAA        600          628,752
                                                                 ------------
                                                                    1,248,318
                                                                 ------------

PENNSYLVANIA--0.5%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A
5.79%, 4/15/09 ..........................     AAA      1,175        1,166,434
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $11,618,973)                                      11,920,008
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--2.3%
AESOP Funding II LLC 97-1A, A2
6.40%, 10/20/03 .........................     AAA      1,600        1,635,024

AESOP Funding II LLC 98-1A 6
14%, 5/20/06 ............................     AAA      1,000        1,014,705

Green Tree Financial Corp. 96-7, M1
7.70%, 10/15/27 .........................     AA-      1,000        1,008,797

Premier Auto Trust 98-3, B 6.14%, 9/8/04      AAA        500          505,477
WFS Financial Owner Trust 00-D, A3
6.83%, 7/20/05 ..........................     AAA      1,500        1,554,023
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,633,932)                                        5,718,026
-----------------------------------------------------------------------------

CORPORATE BONDS--3.1%

AIRLINES--0.4%
American Airlines, Inc. 01-2, A-2 144A
7.858%, 10/1/11(d) ......................     AA+        500          501,190

Northwest Airlines Corp.00-1 G
8.072%, 10/1/19 .........................     AAA        590          607,512
                                                                 ------------
                                                                    1,108,702
                                                                 ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.2%
Comcast Cable Communications, Inc.
7.125%, 6/15/13 .........................     BBB        500          513,466


                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)        VALUE
                                          -----------  -----     ------------

COMPUTERS (SOFTWARE & SERVICES)--0.2%
Computer Associates International, Inc.
Series B 6.375%, 4/15/05 ................     BBB+      $435     $    436,948

DISTRIBUTORS (FOOD & HEALTH)--0.2%
AmerisourceBergen Corp. 144A
8.125%, 9/1/08(d) .......................     BB-        565          581,950

FINANCIAL (DIVERSIFIED)--0.2%
Pemex Project Funding Master Trust RegS
9.125%, 10/13/10 ........................     BB+        500          530,000

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.2%
Harrahs Operating Co, Inc.
7.125%, 6/1/07 ..........................     BBB-       250          250,033

MGM Mirage, Inc. 9.75%, 6/1/07 ..........     BB+        100          104,750
                                                                 ------------
                                                                      354,783
                                                                 ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.1%
HEALTHSOUTH Corp. 10.75%, 10/1/08 .......     BB+        250          276,250

INSURANCE (MULTI-LINE)--0.1%
Willis Corroon Corp. 9%, 2/1/09 .........     B+         210          219,450

IRON & STEEL--0.2%
Allegheny Technologies 144A
8.375%, 12/15/11(d) .....................     BBB+       500          489,949

NATURAL GAS--0.1%
Dynegy Holdings, Inc. 8.125%, 3/15/05 ...     BBB+       250          225,262

OIL--0.1%
Conoco Funding Co. 5.45%, 10/15/06 ......     BBB+       250          255,825

OIL & GAS (EXPLORATION & PRODUCTION)--0.2%
Chesapeake Energy Corp. 144A
8.375%, 11/1/08(d) ......................     B+         250          248,125

Hanover Equipment Trust 01-A, 144A
8.50%, 9/1/08(d) ........................     BB         280          292,600
                                                                 ------------
                                                                      540,725
                                                                 ------------

PAPER & FOREST PRODUCTS--0.2%
Nortek, Inc. 8.875%, 8/1/08 .............     B+         400          403,000

RETAIL (SPECIALTY)--0.3%
Amerigas Partners Eagle Finance Corp.
8.875%, 5/20/11 .........................     BB+        750          776,250

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.1%
AT&T Wireless Services, Inc.
7.35%, 3/1/06 ...........................     BBB        250          261,900


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)        VALUE
                                          -----------  -----     ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
WorldCom, Inc. - WorldCom Group
7.50%, 5/15/11 ..........................     BBB+    $  500     $    514,338

TRUCKS & PARTS--0.1%
Cummins Engine, Inc. 6.45%, 3/1/05 ......     BBB        240          233,926
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $7,663,938)                                        7,722,724
-----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--8.9%
Advanta Mortgage Loan Trust 00-2, A3
7.76%, 5/28/18 ..........................     AAA        875          920,391

CS First Boston Mortgage Securities Corp.
97-C2, A3 6.55%, 1/17/35 ................     AAA      2,750        2,814,644

DLJ Commercial Mortgage Corp.
98-CF2, A1B 6.24%, 11/12/31 .............     Aaa(c)   2,550        2,564,247

DLJ Commercial Mortgage Corp.
99-CG1, A1B 6.46%, 3/10/32 ..............     Aaa(c)     500          507,956

First Horizon Asset Securities, Inc.
01-5 A3 6.75%, 8/25/31 ..................     AAA      1,750        1,750,000

First Union - Lehman Brothers
Commercial Mortgage 97-C1, B
7.43%, 4/18/29 ..........................     Aa(c)      600          639,014

First Union Commercial Mortgage Trust
99-C1, A2 6.07%, 10/15/35 ...............     AAA      2,000        2,008,438

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26 .................     AA         213          213,502

JP Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3
6.26%, 3/15/33 ..........................     AAA      2,250        2,281,641

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/35 ..............     AAA      2,000        2,034,099

Lehman Large Loan 97-LLI, B
6.95%, 3/12/07 ..........................     AA+        725          761,804

Nationslink Funding Corp. 96-1, B
7.69%, 12/20/05 .........................     AAA        325          340,488

Prudential Home Mortgage Securities
94-A 3B3 6.79%, 4/28/24(e) ..............     AA-(c)   1,414        1,434,336


                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)        VALUE
                                          -----------  -----     ------------

Residential Funding Mortgage Securities
I 96-S1, A11 7.10%, 1/25/26 .............     AAA     $1,322     $  1,346,748

Residential Funding Mortgage Securities
I 96-S4, M1 7.25%, 2/25/26 ..............     AAA        366          367,205

Washington Mutual Bank 99-WM3, 2A5
7.50%, 11/19/29 .........................     Aaa(c)   2,400        2,509,992
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $21,790,610)                                      22,494,505
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--6.4%

BRAZIL--0.5%
Federal Republic of Brazil 11%, 8/17/40 .     BB-        750          579,375

Federal Republic of Brazil C Bond
8%, 4/15/14 .............................     BB-        924          712,294
                                                                 ------------
                                                                    1,291,669
                                                                 ------------

BULGARIA--1.4%
Republic of Bulgaria FLIRB Series A
4.563%, 7/28/12(e) ......................     BB-      1,380        1,245,450

Republic of Bulgaria IAB PDI
4.563%, 7/28/11(e) ......................     BB-      1,896        1,668,348

Republic of Bulgaria IAB RPDI
4.563%, 7/28/11(e) ......................     BB-        743          653,400
                                                                 ------------
                                                                    3,567,198
                                                                 ------------

CHILE--0.2%
Republic of Chile 6.875%, 4/28/09 .......     A-         600          607,644

COLOMBIA--0.4%
Republic of Colombia 9.75%, 4/9/11 ......     BBB        485          507,700
Republic of Colombia 11.75%, 2/25/20 ....     BB         500          500,000
                                                                 ------------
                                                                    1,007,700
                                                                 ------------

COSTA RICA--0.5%
Republic of Costa Rica 144A
9.335%, 5/15/09(d) ......................     BB       1,190        1,273,300

CROATIA--0.1%
Croatia Series A 4.563%, 7/31/10(e) .....     BBB-       286          282,426

EL SALVADOR--0.6%
Republic of El Salvador 144A
9.50%, 8/15/06(d) .......................     BB+      1,300        1,423,500

MEXICO--0.5%
United Mexican States 8.125%, 12/30/19 ..     BB+      1,250        1,217,500


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)        VALUE
                                          -----------  -----     ------------

PANAMA--0.6%
Republic of Panama 2.99%, 5/14/02(e) ....     BB      $  125     $    125,895
Republic of Panama 8.875%, 9/30/27 ......     BB       1,500        1,387,500
                                                                 ------------
                                                                    1,513,395
                                                                 ------------

POLAND--1.3%
Republic of Poland Bearer PDIP
6%, 10/27/14(e) .........................     BBB+     3,227        3,209,246

URUGUAY--0.3%
Oriental Republic of Uruguay
7.875%, 7/15/27 .........................     BBB-       750          705,000
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $14,982,590)                                      16,098,578
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS--3.2%

CANADA--0.3%
Bowater Canada Finance 144A
7.95%, 11/15/11(d) ......................     BBB        750          768,821

CAYMAN ISLANDS--2.1%
Pemex Finance Ltd. 9.03%, 2/15/11 .......     BBB+     3,000        3,219,240
Pemex Finance Ltd. 7.33%, 5/15/12 .......     AAA        750          791,700

Petrobras International Finance
144A 9.75%, 7/6/11(d) ...................     Baa(c)   1,000          990,000

Triton Energy Ltd. 8.875%, 10/1/07 ......     BB-        250          277,500
                                                                 ------------
                                                                    5,278,440
                                                                 ------------

CHILE--0.2%
Empresa Nacional de Electricidad SA
Series B 8.50%, 4/1/09 ..................     BBB+       200          204,936

Petropower I Funding Trust 144A
7.36%, 2/15/14(d) .......................     BBB        431          397,740
                                                                 ------------
                                                                      602,676
                                                                 ------------

MEXICO--0.2%
Telefonos de Mexico SA 8.25%, 1/26/06 ...     BB+        500          525,625

NETHERLANDS--0.4%
HSBC Capital Funding LP 144A
9.547%, 12/29/49(d)(e) ..................     A-         850          983,732
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $7,795,764)                                        8,159,294
-----------------------------------------------------------------------------


                                                     SHARES          VALUE
                                                     ------      ------------
COMMON STOCKS--54.5%

AEROSPACE/DEFENSE--1.2%
General Dynamics Corp. ...........................   26,700        $2,126,388
Northrop Grumman Corp. ...........................    9,900           998,019
                                                                 ------------
                                                                    3,124,407
                                                                 ------------

AIR FREIGHT--0.6%
FedEx Corp.(b) ...................................   27,700         1,437,076

BANKS (MAJOR REGIONAL)--2.3%
FleetBoston Financial Corp. ......................   86,600         3,160,900
Wells Fargo & Co. ................................   59,800         2,598,310
                                                                 ------------
                                                                    5,759,210
                                                                 ------------

BANKS (MONEY CENTER)--1.7%
Bank of America Corp. ............................   67,300         4,236,535

BEVERAGES (NON-ALCOHOLIC)--1.7%
PepsiCo, Inc. ....................................   90,000         4,382,100

BROADCASTING (TELEVISION, RADIO & CABLE)--1.5%
Clear Channel Communications, Inc.(b) ............   57,100         2,906,961
Liberty Media Corp. Class A(b) ...................   66,200           926,800
                                                                 ------------
                                                                    3,833,761
                                                                 ------------

CHEMICALS--0.5%
Dow Chemical Co. (The) ...........................   38,900         1,314,042

COMMUNICATIONS EQUIPMENT--0.8%
ADTRAN, Inc.(b) ..................................   29,300           747,736
American Tower Corp. Class A(b) ..................   44,700           423,309
Harris Corp. .....................................   30,600           933,606
                                                                 ------------
                                                                    2,104,651
                                                                 ------------

COMPUTERS (HARDWARE)--1.4%
International Business Machines Corp. ............   30,100         3,640,896

COMPUTERS (NETWORKING)--1.0%
Cisco Systems, Inc.(b) ...........................  135,200         2,448,472

COMPUTERS (PERIPHERALS)--0.3%
Maxtor Corp.(b) ..................................  120,200           762,068

COMPUTERS (SOFTWARE & SERVICES)--3.4%
Computer Associates International, Inc. ..........   59,600         2,055,604
Microsoft Corp.(b) ...............................   97,800         6,479,250
                                                                 ------------
                                                                    8,534,854
                                                                 ------------

DISTRIBUTORS (FOOD & HEALTH)--2.3%
Cardinal Health, Inc. ............................   23,300         1,506,578
McKesson Corp. ...................................  112,000         4,188,800


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                                     SHARES          VALUE
                                                     ------      ------------
DISTRIBUTORS (FOOD & HEALTH)--CONTINUED
Performance Food Group Co.(b) ....................    4,000          $140,680
                                                                 ------------
                                                                    5,836,058
                                                                 ------------

ELECTRICAL EQUIPMENT--2.5%
General Electric Co. .............................  155,700         6,240,456

ELECTRONICS (SEMICONDUCTORS)--1.6%
Altera Corp.(b) ..................................   57,500         1,220,150
Fairchild Semiconductor Corp. Class A(b) .........   41,000         1,156,200
Intel Corp. ......................................   28,500           896,325
Micron Technology, Inc.(b) .......................   25,300           784,300
                                                                 ------------
                                                                    4,056,975
                                                                 ------------

ENTERTAINMENT--1.5%
AOL Time Warner, Inc.(b) .........................   41,700         1,338,570
Viacom, Inc. Class B(b) ..........................   56,500         2,494,475
                                                                 ------------
                                                                    3,833,045
                                                                 ------------

EQUIPMENT (SEMICONDUCTORS)--1.8%
Applied Materials, Inc.(b) .......................   33,600         1,347,360
Credence Systems Corp.(b) ........................   23,100           428,967
Lam Research Corp.(b) ............................   64,600         1,500,012
Novellus Systems, Inc.(b) ........................   12,000           473,400
Teradyne, Inc.(b) ................................   21,800           657,052
                                                                 ------------
                                                                    4,406,791
                                                                 ------------

FINANCIAL (DIVERSIFIED)--5.0%
Citigroup, Inc. ..................................  118,200         5,966,736
Freddie Mac ......................................   34,100         2,230,140
J.P. Morgan Chase & Co. ..........................   40,600         1,475,810
Morgan Stanley Dean Witter & Co. .................   53,400         2,987,196
                                                                 ------------
                                                                   12,659,882
                                                                 ------------

FOODS--0.5%
Dean Foods Co. ...................................   18,293         1,247,583

HEALTH CARE (DIVERSIFIED)--0.8%
Bristol-Myers Squibb Co. .........................   39,700         2,024,700

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.6%
Pfizer, Inc. .....................................  102,500         4,084,625

HEALTH CARE (GENERIC AND OTHER)--0.8%
King Pharmaceuticals, Inc.(b) ....................   45,333         1,909,879

HEALTH CARE (HOSPITAL MANAGEMENT)--0.3%
HCA, Inc. ........................................   19,700           759,238


                                                     SHARES          VALUE
                                                     ------      ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Bard (C.R.), Inc. ................................   32,500      $  2,096,250
Beckman Coulter, Inc. ............................   15,600           691,080
Guidant Corp.(b) .................................   17,800           886,440
                                                                 ------------
                                                                    3,673,770
                                                                 ------------

HEALTH CARE (SPECIALIZED SERVICES)--0.6%
Omnicare, Inc. ...................................   63,000         1,567,440

INSURANCE (MULTI-LINE)--1.8%
American International Group, Inc. ...............   56,000         4,446,400

MANUFACTURING (DIVERSIFIED)--2.5%
Tyco International Ltd. ..........................  108,100         6,367,090

OFFICE EQUIPMENT & SUPPLIES--0.3%
Miller (Herman), Inc. ............................   33,300           787,878

OIL--0.4%
Conoco, Inc. .....................................   33,800           956,540

OIL & GAS (DRILLING & EQUIPMENT)--0.7%
Baker Hughes, Inc. ...............................   14,400           525,168
Schlumberger Ltd. ................................    7,500           412,125
Tidewater, Inc. ..................................   17,800           603,420
Transocean Sedco Forex, Inc. .....................    6,200           209,684
                                                                 ------------
                                                                    1,750,397
                                                                 ------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.6%
Anadarko Petroleum Corp. .........................   12,000           682,200
Unocal Corp. .....................................   21,100           761,077
                                                                 ------------
                                                                    1,443,277
                                                                 ------------

OIL (INTERNATIONAL INTEGRATED)--1.0%
ChevronTexaco Corp. ..............................    9,200           824,412
Exxon Mobil Corp. ................................   43,600         1,713,480
                                                                 ------------
                                                                    2,537,892
                                                                 ------------

PAPER & FOREST PRODUCTS--0.3%
International Paper Co. ..........................   20,500           827,175

RETAIL (COMPUTERS & ELECTRONICS)--0.6%
Tech Data Corp.(b) ...............................   36,300         1,571,064

RETAIL (DRUG STORES)--0.5%
Caremark Rx, Inc.(b) .............................   70,600         1,151,486

RETAIL (GENERAL MERCHANDISE)--1.4%
Wal-Mart Stores, Inc. ............................   62,300         3,585,365

SAVINGS & LOAN COMPANIES--0.4%
Golden State Bancorp, Inc. .......................   36,300           949,245


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                                     SHARES          VALUE
                                                     ------      ------------
SERVICES (ADVERTISING/MARKETING)--0.8%
Lamar Advertising Co.(b) .........................   50,200      $  2,125,468

SERVICES (COMMERCIAL & CONSUMER)--1.3%
Cendant Corp.(b) .................................  113,100         2,217,891
Crown Castle International Corp.(b) ..............   93,400           997,512
                                                                 ------------
                                                                    3,215,403
                                                                 ------------

SERVICES (DATA PROCESSING)--1.9%
BISYS Group, Inc. (The)(b) .......................   27,200         1,740,528
Fiserv, Inc.(b) ..................................   69,150         2,926,428
                                                                 ------------
                                                                    4,666,956
                                                                 ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
Nextel Communications, Inc. Class A(b) ...........   59,500           652,120

TELEPHONE--1.3%
SBC Communications, Inc. .........................   51,900         2,032,923
Verizon Communications, Inc. .....................   23,800         1,129,548
                                                                 ------------
                                                                    3,162,471
                                                                 ------------

TEXTILES (APPAREL)--0.6%
Jones Apparel Group, Inc.(b) .....................   16,600           550,622
Liz Claiborne, Inc. ..............................   17,800           885,550
                                                                 ------------
                                                                    1,436,172
                                                                 ------------

TRUCKERS--0.6%
United Parcel Service, Inc. Class B ..............   27,400         1,493,300
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $111,931,537)                                    137,004,213
-----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.9%

COMMUNICATIONS EQUIPMENT--0.3%
Nokia Oyj ADR (Finland) ..........................   28,000           686,840

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.6%
Elan Corp. plc ADR (Ireland)(b) ..................   34,100         1,536,546
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,775,250)                                        2,223,386
-----------------------------------------------------------------------------


                                                     SHARES          VALUE
                                                     ------      ------------
UNIT INVESTMENT TRUSTS--1.2%

FINANCIAL (DIVERSIFIED)--1.2%
SPDR Trust Series I ..............................   26,400      $  3,021,216
-----------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $3,468,207)                                        3,021,216
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--94.1%
(IDENTIFIED COST $208,492,565)                                    236,750,708
-----------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (Unaudited)  (000)
                                          -----------  -----
SHORT-TERM OBLIGATIONS--5.7%

COMMERCIAL PAPER--4.4%
Asset Securitization Corp. 1.75%, 1/2/02      A-1+    $3,990        3,989,806

Lexington Parker Capital Co. LLC
2%, 1/7/02 ..............................     A-1      1,000          999,667

Gannett Co, Inc. 1.84%, 1/23/02 .........     A-1      1,000          998,875

Park Avenue Receivables Corp.
1.97%, 1/25/02 ..........................     A-1      4,000        3,994,747

Lexington Parker Capital Co. LLC
1.86%, 3/13/02 ..........................     A-1      1,140        1,135,921
                                                                 ------------
                                                                   11,119,016
                                                                 ------------

FEDERAL AGENCY SECURITIES--1.3%
Freddie Mac 1.80%, 1/9/02 ...............     AAA        695          694,722
Federal Home Loan Bank 2.25%, 12/27/02 ..     Aaa(c)   2,500        2,498,885
                                                                 ------------
                                                                    3,193,607
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $14,313,635)                                      14,312,623
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $222,806,200)                                    251,063,331(a)
Other assets and liabilities, net--0.2%                               495,497
                                                                 ------------
NET ASSETS--100.0%                                               $251,558,828
                                                                 ============

(a)Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,713,875 and gross depreciation of $6,791,911 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $223,141,367.
(b)Non-income producing.
(c)As rated by Moody's or Fitch.
(d)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $7,950,907 or 3.2% of net assets.
(e)Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $222,806,200)                     $251,063,331
Cash                                                        20,197
Receivables
   Interest and dividends                                1,451,707
   Fund shares sold                                        118,761
   Investment securities sold                               22,028
   Receivable from adviser                                     589
Prepaid expenses                                             2,240
                                                      ------------
     Total assets                                      252,678,853
                                                      ------------
LIABILITIES
Payables
   Investment securities purchased                         520,997
   Fund shares repurchased                                 187,953
   Investment advisory fee                                 138,653
   Transfer agent fee                                       67,212
   Distribution fee                                         59,157
   Financial agent fee                                      18,498
   Trustees' fee                                             9,206
Accrued expenses                                           118,349
                                                      ------------
     Total liabilities                                   1,120,025
                                                      ------------
NET ASSETS                                            $251,558,828
                                                      ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $227,267,605
Undistributed net investment income                        431,512
Accumulated net realized loss                           (4,397,420)
Net unrealized appreciation                             28,257,131
                                                      ------------
NET ASSETS                                            $251,558,828
                                                      ============

CLASS A
Shares of beneficial interest outstanding, no
   par value, unlimited authorization
   (Net Assets $242,370,343)                            16,168,185
Net asset value per share                                   $14.99
Offering price per share $14.99/(1-5.75%)                   $15.90

CLASS B
Shares of beneficial interest outstanding, no
   par value, unlimited authorization
   (Net Assets $9,188,485)                                 622,445
Net asset value and offering price per share                 14.76


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME

Interest                                               $ 7,384,670
Dividends                                                1,407,612
Security lending                                            23,743
Foreign taxes withheld                                         (70)
                                                       -----------
     Total investment income                             8,815,955
                                                       -----------

EXPENSES
Investment advisory fee                                  1,683,004
Distribution fee, Class A                                  623,534
Distribution fee, Class B                                   95,069
Financial agent fee                                        228,408
Transfer agent                                             415,883
Printing                                                   143,163
Professional                                                39,603
Custodian                                                   35,645
Registration                                                32,052
Trustees                                                    27,592
Miscellaneous                                               27,447
                                                       -----------
     Total expenses                                      3,351,400
     Custodian fees paid indirectly                         (1,273)
                                                       -----------
     Net expenses                                        3,350,127
                                                       -----------
NET INVESTMENT INCOME                                    5,465,828
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                         (1,512,878)
Net change in unrealized appreciation
   (depreciation) on investments                          (246,426)
                                                       -----------
NET LOSS ON INVESTMENTS                                 (1,759,304)
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                          $ 3,706,524
                                                       ===========

                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended         Year Ended
                                                                                  12/31/01           12/31/00
                                                                                ------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                 $  5,465,828       $  6,513,003
   Net realized gain (loss)                                                       (1,512,878)        27,260,730
   Net change in unrealized appreciation (depreciation)                             (246,426)       (35,257,225)
                                                                                ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 3,706,524         (1,483,492)
                                                                                ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                 (5,709,411)        (5,548,761)
   Net investment income, Class B                                                   (150,312)          (149,978)
   Net realized short-term gains, Class A                                                 --         (1,595,335)
   Net realized short-term gains, Class B                                                 --            (61,840)
   Net realized long-term gains, Class A                                                  --        (29,402,317)
   Net realized long-term gains, Class B                                                  --         (1,121,380)
                                                                                ------------       ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                      (5,859,723)       (37,879,611)
                                                                                ------------       ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (339,601 and 178,895 shares, respectively)        5,066,528          3,089,171
   Net asset value of shares issued from reinvestment of distributions
     (312,694 and 2,144,587 shares, respectively)                                  4,718,989         32,215,021
   Cost of shares repurchased (1,928,607 and 2,371,077 shares, respectively)     (28,857,503)       (41,020,184)
                                                                                ------------       ------------
Total                                                                            (19,071,986)        (5,715,992)
                                                                                ------------       ------------
CLASS B
   Proceeds from sales of shares (100,304 and 46,906 shares, respectively)         1,476,090            800,285
   Net asset value of shares issued from reinvestment of distributions
     (8,804 and 80,621 shares, respectively)                                         130,960          1,191,857
   Cost of shares repurchased (151,481 and 160,632 shares, respectively)          (2,225,921)        (2,753,946)
                                                                                ------------       ------------
Total                                                                               (618,871)          (761,804)
                                                                                ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                 (19,690,857)        (6,477,796)
                                                                                ------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                         (21,844,056)       (45,840,899)

NET ASSETS
   Beginning of period                                                           273,402,884        319,243,783
                                                                                ------------       ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     OF $431,512 AND $864,796, RESPECTIVELY]                                    $251,558,828       $273,402,884
                                                                                ============       ============


                        See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS A
                                                -------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                                -------------------------------------------------------
                                                2001(5)       2000        1999        1998        1997
Net asset value, beginning of period             $15.11      $17.56      $17.03      $15.43      $15.52
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    0.32(4)     0.40        0.32        0.25        0.30
   Net realized and unrealized gain (loss)        (0.09)      (0.52)       1.51        2.80        2.81
                                                 ------      ------      ------      ------      ------
      TOTAL FROM INVESTMENT OPERATIONS             0.23       (0.12)       1.83        3.05        3.11
                                                 ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.35)      (0.35)      (0.35)      (0.24)      (0.30)
   Dividends from net realized gains                 --       (1.98)      (0.95)      (1.21)      (2.90)
                                                 ------      ------      ------      ------      ------
      TOTAL DISTRIBUTIONS                         (0.35)      (2.33)      (1.30)      (1.45)      (3.20)
                                                 ------      ------      ------      ------      ------
Change in net asset value                         (0.12)      (2.45)       0.53        1.60       (0.09)
                                                 ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                   $14.99      $15.11      $17.56      $17.03      $15.43
                                                 ======      ======      ======      ======      ======
Total return(1)                                    1.52%      (0.41)%     10.97%      20.38%      20.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $242,370    $263,509    $307,130    $318,847    $308,524

RATIO TO AVERAGE NET ASSETS OF:
      Operating expenses                           1.27%(2)    1.22 %(2)   1.20%(3)    1.17%(2)    1.17%
      Net investment income                        2.14%       2.22 %      1.75%       1.51%       1.68%
   Portfolio turnover                                44%         61 %        69%        144%        355%

                                                                        CLASS A
                                                -------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31
                                                -------------------------------------------------------
                                                2001(5)       2000        1999        1998        1997
Net asset value, beginning of period             $14.88      $17.36      $16.87      $15.30      $15.43
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    0.20(4)     0.26        0.18        0.12        0.18
   Net realized and unrealized gain (loss)        (0.08)      (0.51)       1.50        2.78        2.77
                                                 ------      ------      ------      ------      ------
      TOTAL FROM INVESTMENT OPERATIONS             0.12       (0.25)       1.68        2.90        2.95
                                                 ------      ------      ------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income           (0.24)      (0.25)      (0.24)      (0.12)      (0.18)
   Dividends from net realized gains                 --       (1.98)      (0.95)      (1.21)      (2.90)
                                                 ------      ------      ------      ------      ------
      TOTAL DISTRIBUTIONS                         (0.24)      (2.23)      (1.19)      (1.33)      (3.08)
                                                 ------      ------      ------      ------      ------
Change in net asset value                         (0.12)      (2.48)       0.49        1.57       (0.13)
                                                 ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                   $14.76      $14.88      $17.36      $16.87      $15.30
                                                 ======      ======      ======      ======      ======
Total return(1)                                    0.78%      (1.21)%     10.14%      19.53%      19.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)            $9,188      $9,894     $12,114     $11,673     $10,931

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                              2.02%(2)    1.97 %(2)   1.95%(3)    1.92%(2)    1.92%
   Net investment income                           1.39%       1.48 %      1.01%       1.75%       0.92%
   Portfolio turnover                                44%         61 %        69%        144%        355%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) For the years ended December 31, 2001, 2000 and 1998, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.19% and 1.94% for Class A and Class B, respectively.
(4) Computed using average shares outstanding.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and
    Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended
    December 31, 2001 was to decrease net investment income per share by $0.01 for class B, increase net realized and unrealized gains and losses per share by $0.01 for class B, and decrease the ratio of net investment income to average net assets from 2.16% to 2.14% and from 1.41% to 1.39% for class A and class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                                    See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix-Oakhurst Strategic Allocation Fund (the "Fund") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deterred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or it there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.
   Effective January 1, 2001, the Fund adopted the revised AlCPA Audit and Accounting Guide, Audits of Investment Companies, and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $99,897 reduction in cost of securities, $99,897 increase in net unrealized appreciation (depreciation) and a corresponding $99,897 decrease in undistributed net investment income, based on securities held by the Fund on December 31, 2000.
   The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $63,433, increase net unrealized appreciation (depreciation) by $51,427 and increase net realized gains (losses)by $12,006. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

C. INCOME TAXES:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of nontaxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deterred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

F. OPTIONS:
   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2001, the Fund had no options.

G. LOAN AGREEMENTS:
   The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At December 31, 2001, the Fund had no loan agreements.

H. SECURITY LENDING:
   The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 2001, the Fund had no securities on loan.

I. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:
   The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion.
   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $8,890 for Class A shares and deferred sales charges of $11,277 for Class B shares for the year ended December 31, 2001. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 2001, $165,295 was retained by the Distributor, $517,144 was paid to unaffiliated participants and $36,164 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.
   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended December 31, 2001, financial agent fees were $228,408, of which PEPCO received $36,000. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimums and waivers may apply.
   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2001 transfer agent fees were $415,883 of which PEPCO retained $164,652.

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

   For the year ended December 31, 2001, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PNX, brokerage commissions of $12,551 in connection with portfolio transactions effected by it.
   At December 31, 2001, Phoenix Life Insurance Company and its affiliates held 83 Class A shares and 13,580 Class B shares of the Fund with a combined value of $201,685.

3. PURCHASE AND SALE OF SECURITIES
   During the year ended December 31, 2001, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $82,705,771 and $95,824,991, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $25,199,341 and $32,052,079, respectively.

4. CREDIT RISK AND CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.
   The Fund invests a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION
   The Fund has capital loss carryovers of $4,102,133 expiring in 2009 which may be used to offset future capital gains.
   Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2001, the Fund utilized post-October losses deferred in the prior year in the amount of $2,567,767.
   As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the schedule of investments) consist of undistributed ordinary income of $431,512 and undistributed long-term capital gains of $0.
   The differences between the book basis and tax basis components of distributable earnings related principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from premium amortization and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2001, the Fund increased undistributed net investment income by $60,508, increased accumulated net realized loss by $19,330 and decreased paid in capital by $41,178.

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For federal income tax purposes 24.4% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Strategic Allocation Fund, unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO OMITTED]

To the Board of Trustees and Shareholders of Phoenix-Oakhurst Strategic Allocation Fund

     In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Oakhurst Strategic Allocation Fund (hereafter referred to as the "Fund") at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/S/PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2002

FUND MANAGEMENT

     Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                                                      DISINTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                             PORTFOLIOS IN FUND
                                                  COMPLEX                               PRINCIPAL OCCUPATION(S)
 NAME, (AGE), AND               LENGTH OF        OVERSEEN BY                            DURING PAST 5 YEARS AND
     ADDRESS                   TIME SERVED         TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Robert Chesek (67)           Served since           31           Currently retired.
                              1981.
------------------------------------------------------------------------------------------------------------------------------------
 E. Virgil Conway (72)        Served since           33           Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
 Rittenhouse Advisors, LLC    1993.                               Trustee/Director, Consolidated Edison Company of New York, Inc.
 101 Park Avenue                                                  (1970-present), Pace University (1978-present), Urstadt Biddle
 New York NY 10178                                                Property Corp. (1989-present), Greater New York Councils, Boy
                                                                  Scouts of America (1985-present), Union Pacific Corp. (1978-
                                                                  present), BlackRock Freddie Mac Mortgage Securities Fund
                                                                  (Advisory Director) (1990-present), Centennial Insurance Company
                                                                  (1974-present), Josiah Macy, Jr., Foundation (1975-present), The
                                                                  Harlem Youth Development Foundation (1998-present), Accuhealth
                                                                  (1994-present), Trism, Inc. (1994-present), Realty Foundation of
                                                                  New York (1972-present), New York Housing Partnership Development
                                                                  Corp. (Chairman) (1981-present) and Academy of Political Science
                                                                  (Vice Chairman) (1985 to present). Chairman, Metropolitan
                                                                  Transportation Authority (1992-2001). Director, Atlantic Mutual
                                                                  Insurance Company (1974-2002).
------------------------------------------------------------------------------------------------------------------------------------
 Harry Dalzell-Payne (72)     Served since           33           Currently retired.
 The Flat, Elmore Court       1993.
 Elmore, GL05, GL2 3NT U.K.
------------------------------------------------------------------------------------------------------------------------------------
 Francis E. Jeffries (71)     Served since           34           Director, The Empire District Electric Company (1984-present).
 8477 Bay Colony Dr. #902     1995.                               Director (1989-1997), Chairman of the Board (1993-1997), Phoenix
 Naples, FL 34108                                                 Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
 Leroy Keith, Jr. (62)        Served since           31           Partner, Stonington Partners, Inc. (private equity fund) since
 Stonington Partners, Inc.    1986.                               2001. Chairman (1995 to 2000) and Chief Executive Officer
 736 Market Street,                                               (1995-1998), Carson Products Company (cosmetics).
 Ste. 1430                                                        Director/Trustee, Evergreen Funds (6 portfolios).
 Chattanooga, TN 37402
------------------------------------------------------------------------------------------------------------------------------------
 Geraldine M. McNamara (50)   Served since           31           Managing Director, U.S. Trust Company of New York (private
 United States Trust          2001.                               bank) (1982-present).
 Company of NY
 114 West 47th Street
 New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
 Everett L. Morris (73)       Served since           33           Vice President, W.H. Reaves and Company (investment management)
 W.H. Reaves and Company      1995.                               (1993-present).
 10 Exchange Place
 Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                             PORTFOLIOS IN FUND
                                                  COMPLEX                               PRINCIPAL OCCUPATION(S)
 NAME, (AGE), AND               LENGTH OF        OVERSEEN BY                            DURING PAST 5 YEARS AND
     ADDRESS                   TIME SERVED         TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 James M. Oates (55)          Served since           31           Chairman, IBEX Capital Markets Inc. (fiancial services) (1997-
 IBEX Capital Markets, Inc.,  1987.                               present). Managing Director, Wydown Group (consulting firm)
 60 State Street, Ste. 950                                        (1994-present). Director, Investors Financial Service
 Boston, MA 02109                                                 Corporation (1995-present), Investors Bank & Trust Corporation
                                                                  (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                                  Financial (1996-present), Connecticut River Bancorp (1998-
                                                                  present), Connecticut River Bank (1998-present), 1Mind, Inc.
                                                                  (1999-present) and 1Mind.com (2000-present). Director and
                                                                  Treasurer, Endowment for Health, Inc. (2000-present). Chairman,
                                                                  Emerson Investment Management, Inc. (2000-present). Member,
                                                                  Chief Executives Organization (1996-present). Vice Chairman,
                                                                  Massachusetts Housing Partnership (1998-1999). Director, Blue
                                                                  Cross and Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                                  Funds (1991-2000) and Command Systems, Inc. (1998-2000).
                                                                  Director, Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
 Herbert Roth, Jr. (73)       Served since           31           Retired. Member, Directors Advisory Council, Phoenix Life
 134 Lake Street              1986.                               Insurance Company (1998-present). Director, Boston Edison
 Sherbom, MA 01770                                                Company (1978-present), Landauer, Inc. (medical services)
                                                                  (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                                  (1987-present), and Mark IV Industries (diversified
                                                                  manufacturer) (1985-present). Director, Phoenix Home Life Mutual
                                                                  Insurance Company (1972-1998).
------------------------------------------------------------------------------------------------------------------------------------
 Richard E. Segerson (55)     Served since           31           Managing Director, Northway Management Company (1998-present).
 Northway Management          1993.                               Managing Director, Mullin Associates (1993-1998).
 Company
 164 Mason Street
 Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
 Lowell P. Weicker, Jr. (70)  Served since           31           Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
 200 Duke Street              1995.                               President, The Trust for America's Health (non-profit)
 Alexandria, VA 22314                                             (2001-present). Director, Duty Free International (1997-1998),
                                                                  Compuware (1996-present) and WWF, Inc. (2000-present).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                  NUMBER OF
                                             PORTFOLIOS IN FUND
                                                  COMPLEX                               PRINCIPAL OCCUPATION(S)
 NAME, (AGE), AND ADDRESS       LENGTH OF        OVERSEEN BY                            DURING PAST 5 YEARS AND
 AND POSITION(S) WITH TRUST    TIME SERVED         TRUSTEE                         OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 *Philip R. McLoughlin (55)   Served since           44           Chairman (1997-present), Director (1995-present), Vice Chairman
  Chairman and President      1989.                               (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                                  Investment Partners, Ltd. Director, Executive Vice President and
                                                                  Chief Investment Officer, The Phoenix Companies, Inc.
                                                                  (2001-present). Director (1994-present) and Executive Vice
                                                                  President, Investments (1988-present), Phoenix Life Insurance
                                                                  Company. Director (1983-present) and Chairman (1995-present),
                                                                  Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                                  President (1990-2000), Phoenix Equity Planning Corporation.
                                                                  Chairman and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                                  (1999-present). Director, PXRE Corporation (Delaware)
                                                                  (1985-present), World Trust Fund (1991-present), Phoenix
                                                                  Distribution Holding Company (2001-present) and Phoenix
                                                                  Investment Management Company (2001-present). Director and
                                                                  Executive Vice President, Phoenix Life and Annuity Company
                                                                  (1996-present). Director and Executive Vice President, PHL
                                                                  Variable Insurance Company (1995-present). Director, Phoenix
                                                                  National Trust Company (1996-present). Director and Vice
                                                                  President, PM Holdings, Inc. (1985-present). Director, PHL
                                                                  Associates, Inc. (1995-present). Director (1992-present) and
                                                                  President (1992-1994), WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 * Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with
   Phoenix Investment Partners, Ltd. and its affiliates.

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
                              POSITION(S) HELD WITH
    NAME, (AGE), AND           TRUST AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
        ADDRESS                    TIME SERVED                                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Michael E. Haylon (44)       Executive Vice            Director and Executive Vice President; Investments, Phoenix
                              President since 1996.     Investment Partners, Ltd. (1995-present). Director (1994-present),
                                                        President (1995-present), Phoenix Investment Counsel, Inc. Director,
                                                        Phoenix Equity Planning Corporation (1995-present). Executive Vice
                                                        President, Phoenix Fund Complex (1993-present).
------------------------------------------------------------------------------------------------------------------------------------
 William R. Moyer (57)        Executive Vice            Executive Vice President and Chief Financial Officer (1999-present),
                              President since 1996.     Senior Vice President and Chief Financial Officer (1995-1999),
                                                        Phoenix Investment Partners, Ltd. Director (1998-present), Senior
                                                        Vice President, Finance (1990-present), Chief Financial Officer
                                                        (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                        Corporation. Director (1998-present), Senior Vice President
                                                        (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                        (1994-present), Phoenix Investment Counsel, Inc. Senior Vice
                                                        President and Chief Financial Officer, Duff & Phelps Investment
                                                        Management Co. (1996-present). Vice President, Phoenix Fund Complex
                                                        (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
 John F. Sharry (51)          Executive Vice            President, Private Client Group (1999-present), Executive Vice
                              President since 1998.     President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                        Ltd. President, Private Client Group, Phoenix Equity Planning
                                                        Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                        Complex (1998-present).
------------------------------------------------------------------------------------------------------------------------------------
 James D. Wehr (44)           Senior Vice President     Senior Vice President, Fixed Income (1998-present), Managing Director,
                              since 1997.               Fixed Income (1996-1998), Phoenix Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 David L. Albrycht (40)       Vice President since      Managing Director, Fixed Income, Phoenix Investment Counsel, Inc.
                              2001.                     (1996-present).
------------------------------------------------------------------------------------------------------------------------------------
 Steven L. Colton (42)        Vice President since      Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
 221A Mt. Hermon Road,        1998.                     (1997-present). Vice President/Senior Portfolio Manager, American
 Graham Plaza, Scotts Valley                            Century Investment Management (1987-1997). Portfolio Manager, American
 CA 95066                                               Century/Benham Equity Growth Fund (1991-1996) and American Century/Benham
                                                        Utilities Income Fund (1993-1997).
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Driessen (54)      Vice President since      Vice President and Compliance Officer, Phoenix Investment Partners, Ltd.
                              1999.                     (1999-present) and Phoenix Investment Counsel, Inc. (1999-present). Vice
                                                        President, Phoenix Fund Complex (1999-present). Compliance Officer
                                                        (2000-present) and Associate Compliance Officer (1999), PXP Securities
                                                        Corp. Vice President, Risk Management Liaison, Bank of America (1996-1999).
                                                        Vice President, Securities Compliance, The Prudential Insurance Company of
                                                        America (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                        Exchange Commission, Division of Investment Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------
 Nancy G. Curtiss (49)        Treasurer since 1996.     Vice President, Fund Accounting (1994-present) and Treasurer
                                                        (1996-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                        Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
 G. Jeffrey Bohne (54)        Secretary since 1996.     Vice President and General Manager, Phoenix Life Insurance Company
 101 Munson Street                                      (1993-present). Senior Vice President, Mutual Fund Customer Service
 Greenfield, MA                                         (1999-present), Vice President, Mutual Fund Customer Service (1996-1999),
                                                        Phoenix Equity Planning Corporation. Secretary, Phoenix Fund Complex
                                                        (1993-present).
------------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

20
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PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

101 Munson Street
Greenfield, Massachusetts 01301


DIRECTORS
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM

--------------------------------------------------------
 IMPORTANT NOTICE TO SHAREHOLDERS
 The Securities and Exchange Commission has modified
 mailing regulations for semiannual and annual
 shareholder fund reports to allow mutual fund
 companies to send a single copy of these reports to
 shareholders who share the same mailing address. If
 you would like additional copies, please call Mutual
 Fund Services at 1-800-243-1574.
--------------------------------------------------------

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS
COMMITTED TO INVESTOR SUCCESS(SM)
[GRAPHIC OMITTED]

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
WWW.PHOENIXINVESTMENTS.COM.

PXP 454 (2/02)